UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2005

Encore Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26538	65-0572565
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd., Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On December 1, 2005, Encore Medical Corporation ("Encore") delivered a notice to its directors and executive officers informing them that a blackout period will begin January 2, 2006 and terminate during the week of January 15, 2006 (the "blackout period") with respect to the Encore Medical Corporation 401(k) Profit Sharing Plan (the "Plan"). The blackout period is in connection with Encore's transfer of recordkeeping services of the Plan from Wells Fargo Institutional Trust to Schwab Retirement Plan Services, Inc. Encore provided the notice to its directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 to this Form 8-K.

On November 30, 2005, Encore sent a notice to the participants of the Plan informing them of the change of recordkeepers and the related blackout period. During the blackout period, participants will be unable to obtain a loan or distribution from the Plan, change existing investment elections or execute a fund transfer. These restrictions will apply to all Plan investment funds, including the Encore common stock fund, during the blackout period. The notice further informed Plan participants that Encore common stock will not be a Plan investment option in the future, although existing investments in Encore common stock can remain intact. This November 30th notice rescinded the notice Encore sent to the participants of the Plan on October 31, 2005, which stated that the original blackout period was to have begun on December 28, 2005 and end during the week of January 8, 2006. Encore changed the blackout period dates in order to permit participants in the Plan to have their final 401(k) contribution of the year made into the Plan prior to the blackout period, which would not have been possible under the original blackout period due to issues with the timing of payroll process. This would therefore permit participants in the Plan who wish to purchase Encore common stock through the Plan (an option that will not be available to them after January 1, 2006) to do so through the end of the year and to ensure a proper and effective transfer of the assets to Schwab Retirement Plan Services, Inc.

During the blackout period and for two years thereafter, a security holder or other interested persons may obtain, without charge, information about the blackout period, including the actual beginning and ending dates of the blackout period, by contacting Harry L. Zimmerman, Encore Medical Corporation, 9800 Metric Boulevard, Austin, Texas 78758 (512) 834-6208.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
Exhibit 99.1 Notice Sent to Directors and Executive Officers of Encore Medical Corporation on December 1, 2005 Regarding Special Trading Restrictions During 401(k) Plan Blackout Period

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Medical Corporation

December 1, 2005	By:	/s/ Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Notice sent to Directors and Executive Officers of Encore Medical Corporation on December 1, 2005